                                           SCHEDULE 14C
                                           (Rule 14c-101)

                           INFORMATION REQUIRED IN INFORMATION STATEMENT

                                      SCHEDULE 14C INFORMATION

             Information Statement Pursuant To Section 14(c) of the Securities
                            Exchange Act of 1934 (Amendment No.      )


Check the appropriate box:

/   /  Preliminary information statement   /   /  Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14c-5(d)(2))
/ X /  Definitive information statement


                                     PUBCO CORPORATION
                       (Name of Registrant as Specified in Its Charter)


   Payment of Filing Fee (Check the appropriate box):

   / X /  No fee required.

   /   /  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11.

   (1)    Title of each class of securities to which transaction applies:

   (2)    Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)    Proposed maximum aggregate value of transaction:

   (5)    Total fee paid:


   /   /  Fee paid previously with preliminary materials.

   /   /  Check box if any part of the fee is offset as provided by Exchange
   Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)    Amount Previously Paid:

   (2)    Form, Schedule or Registration Statement No.:

   (3)    Filing Party:

   (4)    Date Filed:

                   P U B C O   C O R P O R A T I O N

                           3830 Kelley Avenue
                         Cleveland, Ohio  44114




                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            September 14, 1998



    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Pubco Corporation (the "Company") will be held at the Ramada Inn, I-295 and Route 13 North, New Castle, Delaware 19720 on September 14, 1998, at 11:00 A.M. Eastern Time to consider and act upon the following:

         1. Election of a Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         2.   Proposal to approve the 1998 Equity Incentive Plan.

         3.   Such other matters as may properly come before the Meeting.

    Stockholders of record of the Company's Common Stock and Class B Stock at the close of business on August 14, 1998, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Meeting or at any adjournment thereof.

                                    By Order of the Board of Directors


                                            Stephen R. Kalette
                                               Secretary


Cleveland, Ohio
August 17, 1998






                   SEE INFORMATION STATEMENT ENCLOSED

                      P U B C O   C O R P O R A T I O N

                              3830 Kelley Avenue
                            Cleveland, Ohio  44114



                            INFORMATION STATEMENT



                        ANNUAL MEETING OF STOCKHOLDERS
                              September 14, 1998

                                                              August 17, 1998

Matters to be Considered at the Meeting

    This Information Statement is furnished by Pubco Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders to be held September 14, 1998, and at all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Company's Annual Report for the year ended December 31, 1997 is being mailed together with this Information Statement on or about August 20, 1998. Stockholders of record as of the close of business on August 14, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting.

    The only business which the Board of Directors intends to present or knows that others will present at the Meeting is as set forth in the attached Notice of Annual Meeting of Stockholders.

Voting

    Holders of record at the close of business on the Record Date of the Company's issued and outstanding Common Stock, par value $.01 per share ("Common Stock"), will be entitled to one vote for each share held and holders of record at the close of business on the Record Date of the Company's Class B Stock, par value $.01 per share ("Class B Stock"), will be entitled to 10 votes for each share held. As of July 27, 1998, the Company had 3,199,021 shares of Common Stock outstanding and 553,452 shares of Class B Stock outstanding.

    A stockholder who has indicated his intention to vote for the five nominees for the Board of Directors named herein and for approval of the 1998 Equity Incentive Plan beneficially owns shares entitled to approximately 82% of all possible votes in such election, thereby assuring election of the five nominees and approval of the 1998 Equity Incentive Plan.



                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

                  APPROVAL OF THE 1998 EQUITY INCENTIVE PLAN

    In July 1998, the Board of Directors adopted the Company's 1998 Equity Incentive Plan (the "Plan") subject to approval by the Company's stockholders.

    Stockholders are requested in this proposal to approve the Plan. The Company believes that its ability to provide employees with attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company believes that the grant of stock options encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Plan. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Mr. Kanner has announced his intention to vote for approval of the Plan, thereby assuring stockholder approval. The Plan is reproduced as Appendix A, reference to which is made for its complete terms.

Summary of Terms of the Plan

General

    The Plan provides for the grant of (i) both incentive and nonstatutory stock options, (ii) stock bonuses, (iii) rights to purchase restricted stock, and (iv) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a general discussion of the tax treatment of incentive and nonstatutory stock options.

Purpose

    The Plan was adopted to (i) provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to benefit from increases in the value of the stock of the Company, (ii) assist in retaining the services of employees holding key positions as well as secure and retain the services of persons capable of filling such positions and (iii) provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

    The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Plan, the "Board" refers to any such committee as well as to the Board of Directors itself.

Eligibility

    Incentive stock options may be granted under the Plan only to Employees (including officers) of the Company and its affiliates. Other Stock Awards may be granted under the Plan only to employees (including officers) of and consultants to the Company and its affiliates.

    No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

Stock Subject to the Plan

    The maximum number of shares of Common Stock issueable under the Plan is 200,000, subject to adjustment for certain corporate events. If any Stock Award granted under the Plan expires or otherwise terminates, in full or in part, without being exercised in full, the Common Stock not acquired pursuant to such Stock Award again becomes available for issuance under the Plan.

Terms of Options

    The following is a description of the permissible terms of options under the Plan. Individual option grants may be more or less restrictive as to any or all of the permissible terms described below.

    Exercise Price; Payment. The exercise price of incentive stock options under the Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value.
The exercise price of nonstatutory options under the Plan is determined by the Board. The closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market on July 27, 1998 was $11.50 per share.

    In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the Plan is deemed to be cancelled and a new option granted.

    The exercise price of options granted under the Plan must be paid either:
(i) in cash ; (ii) by delivery of other Common Stock of the Company or (iii) pursuant to a deferred payment arrangement or in any other form of legal consideration.

    Option Exercise. Options granted under the Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Unless the Board determines otherwise at the time of grant, shares covered by options under the Plan vest at the rate of 25% of the shares subject to the option on the first anniversary of the date of grant and 25% of such shares at the end of each of the next three anniversaries thereafter during the optionee's employment or provision of services as a consultant. To the extent provided by the terms of an option, and in the discretion of the Board, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering the already-owned stock of the Company or by a combination of these means.

    Term. The maximum term of options under the Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Plan terminate three months after termination of the optionee's employment or relationship as a consultant of the Company or any affiliate of the Company, unless (i) such termination is due to such person's permanent and total disability (as defined in the Code), in which case it may be exercised (to the extent the option was exercisable at the time of disability) at any time within one year of such termination (or expiration, if earlier); (ii) the optionee dies while employed by or serving as a consultant of the Company or any affiliate of the Company, or within a period specified by the option after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within the period ending on the earlier of twelve (12) months after the optionee's death or the expiration of the term of the option by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Terms of Stock Bonuses and Purchases of Restricted Stock

    The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

    Purchase Price. The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

    Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    Termination of Employment. In the event a participant's continuous status as an employee terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Stock Appreciation Rights

    The three types of Stock Appreciation Rights that are authorized for issuance under the Plan are as follows:

    Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

    Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

    Independent Stock Appreciation Rights. Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

Adjustment Provisions

    If there is any change in the stock subject to the Plan or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or transaction not involving the receipt of consideration by the Company), the Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding Stock Awards.

Effect on Certain Corporate Events

    The Plan provides that, in the event of a dissolution, liquidation, sale of substantially all of the assets of the Company, a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the Plan or substitute similar Stock Awards for those outstanding under the Plan, or such outstanding Stock Awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the Plan, or to substitute similar Stock Awards, then with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the Stock Awards will become immediately vested and will terminate if not exercised prior to such corporate event. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

    The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on July 17, 2008.

    The Board may also amend the Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 or 162(m) of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restrictions on Transfer

    Under the Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" or as otherwise approved by the Board. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

Federal Income Tax Information

    Incentive Stock Options. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or

(ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    Nonstatutory Stock Options. Nonstatutory stock options granted under the Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

    Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Plan generally have the following federal income tax consequences:

    Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will not recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. To the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock pursuant to Section 83(b) of the Code. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

    Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

    Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconcilation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that certain conditions are met.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of July 27, 1998 (i) the number of shares of the Company's stock owned, directly or indirectly, by each Director of the Company and by all Directors and officers as a group, and (ii) the number of shares of the Company's stock held by each person who was known by the Company to beneficially own more than 5% of the Company's stock:

                               Common Stock                    Class B Stock         Aggregate
                      Amount and Nature               Amount and Nature              Percent of
                        of Beneficial    Percent of     of Beneficial    Percent of    Voting
Name of Holder         Ownership (1)(2)     Class      Ownership (1)(2)     Class      Power

Glenn E. Corlett                  --         --                  --           --         --
Harold L. Inlow                   --         --                  --           --
Stephen R. Kalette               166          *              13,759          2.5        1.6
Robert H. Kanner           2,066,894       64.6             514,044         92.9       82.5
William A. Dillingham          3,725          *                  --           --         --
Leo L. Matthews (3)               --         --                  --           --         --

   3830 Kelley Avenue
   Cleveland, Ohio 44114

All Directors and
  officers as a group      2,070,885       64.7             527,803         95.4       84.1
  (7 persons)

FMR Corp. (4)
   82 Devonshire Street
   Boston, MA 02109          316,500        9.9                  --           --        3.6

* indicates less than 1%.

(1) Each owner has sole voting and investment power with respect to the shares beneficially owned by him.

(2) Class B Stock is convertible into Common Stock on a share for share basis. Therefore, ownership of Class B Stock may also be deemed to be beneficial ownership of the same number of shares of Common Stock.

(3) Mr. Matthews owns approximately 3.6% of the Common Stock of the Company's Allied Construction Products, Inc. subsidiary ("Allied").

(4) Information concerning FMR Corp. is based upon disclosure contained in a Schedule 13G mailed to the Company on February 18, 1998.

                         ELECTION OF DIRECTORS

    Five Directors are to be elected for the ensuing year to hold office until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. Mr. Kanner, Mr. Kalette and Mr. Corlett were elected to the Board of Directors at the 1997 Annual Meeting of Stockholders. Mr. Dillingham and Mr. Inlow were appointed to the Board on December 10, 1997. Election as a Director requires the favorable vote of the majority of the votes of the Common Stock and Class B Stock (voting together as a single class) voting at the election of Directors.

Information Concerning Nominees

Name, Age and Position                    Principal Occupation
with the Company                          During Last Five Years

Glenn E. Corlett           Dean of the College of Business at Ohio University
  54, Director since       in Athens, Ohio since July 1, 1997.  Between
  1997, Member of the      November, 1996 and June, 1997, Mr. Corlett was an
  Audit Committee          independendent business consultant in Cleveland,
                           Ohio. For more than five years prior to November, 1996, Mr. Corlett was the Executive Vice President and Chief Operating Officer of N. W. Ayer,
                           Incorporated, a New York City-based advertising agency he joined in 1990.

William A. Dillingham      President of the Company's computer printer and
  55, Director since       labeling supplies businesses for more than 10 years.
  1997, President of
  the Company's computer
  printer and labeling
  supplies businesses.

Harold L. Inlow            Independent business consultant since January 1,
  64, Director since       1995.  For more than 25 years prior to January 1,
  1997, Member of the      1995, Mr. Inlow was the President of the Company's
  Audit Committee          Kline's Department Store subsidiary.

Stephen R. Kalette         Director and executive officer of the Company since
  48, Director since       April, 1984.
  1983, Vice President,
  Administration, General
  Counsel & Secretary

Robert H. Kanner           Director and executive officer of the Company since
  50, Director since       December, 1983; Director of CleveTrust Realty
  1983, Chairman,          Investors.
  President & CEO

Board of Directors

    The Board of Directors establishes broad corporate policies which are carried out by the officers of the Company who are responsible for day-to-day operations. In 1997, the Board held one meeting and took action by unanimous written consent on two other occasions. No Director was absent during the year from any of the meetings of the Board of Directors or of any of the committees of the Board on which he served.

Committees of the Board of Directors

    The Company has a standing Audit Committee. The Audit Committee consists of Mr. Corlett and Mr. Inlow . The Audit Committee (i) reviews the internal controls of the Company and its financial reporting; (ii) meets with the Treasurer and such other officers as it, from time to time, deems necessary;
(iii) meets with the Company's independent public accountants and reviews the scope and results of auditing procedures, the degree of such auditors' independence, audit and non-audit fees charged by such accountants, and the adequacy of the Company's internal accounting controls; and (iv) recommends to the Board the appointment of the independent accountants.

Compensation of Directors

    The Company pays its outside Directors an annual fee of $15,000, payable monthly. The Company also reimburses its Directors for any expense reasonably incurred while performing services for the Company. Directors who are employees of the Company or otherwise receive compensation from the Company do not receive any fee for acting as Directors of the Company.

Other Executive Officers

    Leo L. Matthews, age 58, has been President of Allied since it was acquired in March, 1993.

Certain Transactions

    The Company leases a general purpose 312,000 square foot building in Cleveland, Ohio (the "Building") on a triple net basis. The premises are used for executive and administrative facilities, computer printer supplies and labeling supplies manufacturing and administrative operations, and Allied's manufacturing and administrative operations. The Company subleases a portion of the building to an unrelated party. The annual rental for the Building is approximately $548,700. The Partnership that owns the Building is 80% owned and controlled by Mr. Kanner. Mr. Dillingham, Mr. Kalette and five other individuals have a minority interest in the Partnership.

                           MANAGEMENT COMPENSATION


Summary Compensation Table

     The following table discloses compensation paid or accrued, during each of the Company's last three fiscal years, to the Company's Chief Executive Officer and to its other executive officers.

                                                                 Long-Term Compensation
                                  Annual Compensation                Awards        Payouts
      Name and                                  Other Annual  Restricted            LTIP     All Other
      Principal                        Bonus    Compensation  Stock       Options  Payouts  Compensation
      Position       Year  Salary($)    ($)         ($)       Awards ($)  SARs(#)   ($)         ($)
Robert H. Kanner(1)
     Chairman, CEO,   1997  $525,000      ---     $72,014(2)       ---       ---      ---   $184,691(3,4,5)
     President &      1996   525,000      ---      64,917          ---       ---      ---    185,560
     CFO              1995   525,000      ---      59,836          ---       ---      ---    188,973

Stephen R. Kalette
     VP-Admin.,       1997  $330,000      ---     $26,416(6)       ---       ---      ---   $ 35,799(4,5)
     General Counsel  1996   330,000      ---      25,022          ---       ---      ---     35,076
     & Secretary      1995   330,000      ---      25,776          ---       ---      ---     35,815

William A. Dillingham(7)
     President of     1997  $450,000      ---     $ 5,473(7)       ---       ---      ---   $ 31,000(5,8)
     the supplies     1996   450,000      ---       7,284          ---       ---      ---     30,000
     business         1995   450,000      ---       5,946          ---       ---      ---     30,000

Leo L. Matthews(9)
     President of     1997  $130,000   $ 90,900   $ 5,163(10)      ---       ---      ---   $ 10,847(11)
     Allied           1996   120,000     85,055     5,459          ---       ---      ---      7,200
                      1995   120,000     10,000     4,817          ---       ---      ---      7,200

(1)  Mr. Kanner deferred his entire Salary for each of the years reported under the terms of deferred compensation plans established for his benefit.  The amounts reported for each year are the amounts deferred for that year.  As compensation is earned by Mr. Kanner, it is paid by the Company to deferred compensation trusts.  These amounts are being be distributed to Mr. Kanner by the trusts in accordance with the terms of the deferred compensation plans.

(2)  Of the amount shown in the table, $67,620 in 1997, $61,370 in 1996 and $55,870 in 1995 represents the premiums on life insurance paid for by the Company on Mr. Kanner's life, and for which the Company is not a beneficiary; and $4,394 in 1997, $3,547 in 1996 and $3,966 in 1995 represents the cost of providing Mr. Kanner with use of an automobile during the year.

(3)  Of the amount reflected, $125,400 in 1997, $127,900 in 1996 and $130,100 in 1995 represents a payment by the Company toward the premium on split dollar life insurance on Mr. Kanner's life and for which the Company is not the beneficiary.  The amounts will be repaid to the Company out of the death proceeds from such policy.

(4)  In 1988, the Company adopted a non-qualified plan to provide retirement benefits for executive officers and other key employees.  The plan provides benefits upon retirement, death or disability of the participant and benefits are subject to a restrictive vesting schedule.  $58,291 in 1997, $57,660 in 1996 and $58,873 in 1995 of the amounts shown in the table for Mr.
     Kanner and $34,799 of the amounts shown in the table for Mr. Kalette in 1997 and all of the amounts shown in the table for Mr. Kalette in 1996 and 1995 are amounts contributed to such plan for the benefit of such executive officers with respect to the years noted.  Vesting of benefits under the plan is phased in over 20 years and only a portion of the amount contributed for each year has fully vested.

(5)  In 1997, the Company adopted a 401K plan to provide retirement benefits for employees of
     Pubco and the Company's printer supplies business, including officers.  Participating employees make voluntary contributions to the Plan, a portion of which the Company matches.  Of the amounts shown in the 1997 table for Mr. Kalette and Mr. Kanner, $1,000 was contributed by Pubco to such plan.  Of the amount shown in the 1997 table for Mr.
     Dillingham, $1,000 was contributed by Buckeye to such plan.  Vesting of benefits under the plan is phased in over six years.

(6)  Of the amount shown in the table, $22,210 in 1997, $21,396 in 1996 and $20,546 in 1995 represents the premiums on life insurance paid for by the Company on Mr. Kalette's life, and for which the Company is not a beneficiary; and $3,725 in 1997, $3,154 in 1996 and
     $4,023 in 1995 represents the cost of providing Mr. Kalette with use of an automobile during the year.

(7)  All of the amounts shown as paid to or for Mr. Dillingham were paid by Buckeye.  Of the amount shown in the table, $3,885 in 1997, $3,535 in 1996 and $3,205 in 1995 represents the premiums on life insurance paid for by Buckeye on Mr. Dillingham's life, and for which Buckeye is not a beneficiary; and $1,588 in 1997, $3,749 in 1996 and $2,741 in
     1995 represents the cost of providing Mr. Dillingham with use of an automobile during the year.

(8)  In 1988, Buckeye adopted a non-qualified plan to provide retirement benefits for executive officers and other key employees.  The plan provides benefits upon retirement, death or disability of the participant and benefits are subject to a restrictive vesting schedule.  Of the amount shown in the table for Mr. Dillingham, $30,000 in 1997 and all of the amounts in 1996 and 1995 are amounts contributed to such plan for the benefit of such executive officer with respect to the years noted.  Vesting of benefits under the plan is phased in over 20 years and only a portion of the amount contributed for each year has fully vested.

(9)  All of the amounts shown as paid to or for Mr. Matthews were paid by Allied.  Mr.
     Matthews has an employment agreement with Allied providing, effective for 1997, for a minimum 130,000 per year base salary; a share of Allied's earnings in excess of its operating plan earnings, if any, and discretionary bonuses (as was paid in 1995).

(10) Of the amount shown in the table, $1,710 in 1997, $1,710 in 1996 and $1,710 in 1995 represents the premiums on life insurance paid for by Allied on Mr. Matthew's life, and for which Allied is not a beneficiary; and $3,453 in 1997, $3,749 in 1996 and $3,107 in
     1995 represents the cost of providing Mr. Matthews with use of an automobile during that year.

(11) In 1993, Allied adopted a 401-K plan to provide retirement benefits for Allied's employees, including officers.  Participating employees make voluntary contributions to
     the Plan, a portion of which Allied matches.   All of the amount shown in the table for
     Mr. Matthews was contributed by Allied to such plan.  Vesting of benefits under the plan is phased in over three years.

Unless covered by an employment agreement with the Company, officers serve for one year terms or until their respective successors are duly elected and qualified.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As Directors of the Company, Mr. Kanner and Mr. Kalette participate in Board of Directors' deliberations and decisions concerning executive officer compensation. Mr. Kanner and Mr. Kalette are executive officers of the Company.

    The Statement of the Board of Directors Regarding Executive Compensation and the Stock Performance Charts which follow shall not be deemed incorporated by reference by any general statement incorporating by reference this Information Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                   STATEMENT OF THE BOARD OF DIRECTORS
                     REGARDING EXECUTIVE COMPENSATION

    The compensation of the Company's executive officers is not, as a matter of course, directly determined by Company performance through objective criteria; although Mr. Matthews' employment arrangement includes participation in a bonus pool related to the performance of Allied and Mr. Matthews' compensation may include discretionary bonuses as in 1995.

    Several years ago the Board set Mr. Kanner's and Mr. Kalette's compensation at levels it determined were appropriate based upon the nature of their respective responsibilities and their willingness to work for the Company at such compensation levels. The Board did not formally review Mr. Kanner's or Mr. Kalette's compensation for 1997 and their compensation is expected to remain the same until further review by each of them and the other Directors. Future adjustment to Mr. Kanner's and Mr. Kalette's compensation, if any, would be based upon a change in their respective levels of responsibilities and the size and scope of the Company's operations.

                                            Glenn E. Corlett

                                            Willaim A. Dillingham

                                            Harold L. Inlow

                                            Robert H. Kanner

                                            Stephen R. Kalette

                         STOCK PERFORMANCE CHART

    The following chart is a comparison of the Cumulative Total Return on the Company's Common Stock over the five year period ending December 31, 1997, with the Cumulative Total Return on the Center for Research in Security Prices ("CRSP") Index for Nasdaq Stock Market (US Companies) and a self-determined peer group.

"  Date  "  " Company"  " Market" " Market" "   Peer" "Peer "
"        "  " Index  "  " Index " " Count " "  Index" "Count"
"12/31/92",   100.000,   100.000,    3929,   100.000,      7
"01/29/93",   112.195,   102.846,    3917,   102.494,      7
"02/26/93",   102.439,    99.010,    3948,   106.188,      7
"03/31/93",   107.317,   101.875,    3973,   104.966,      7
"04/30/93",   110.976,    97.528,    4008,   104.396,      7
"05/28/93",   104.878,   103.350,    4036,   106.959,      7
"06/30/93",    92.683,   103.826,    4072,   105.490,      7
"07/30/93",    87.805,   103.949,    4104,   108.416,      7
"08/31/93",   102.439,   109.321,    4139,   116.559,      7
"09/30/93",   121.951,   112.577,    4174,   116.772,      7
"10/29/93",   107.317,   115.107,    4221,   119.773,      7
"11/30/93",   102.439,   111.676,    4304,   117.836,      7
"12/31/93",   104.878,   114.790,    4376,   122.639,      7
"01/31/94",   109.756,   118.274,    4400,   121.756,      7
"02/28/94",   102.439,   117.170,    4439,   118.769,      7
"03/31/94",   112.195,   109.964,    4491,   112.854,      7
"04/29/94",   106.098,   108.537,    4520,   109.119,      7
"05/31/94",   104.878,   108.802,    4562,   110.545,      7
"06/30/94",   103.659,   104.822,    4576,   107.579,      7
"07/29/94",    97.561,   106.972,    4594,   111.414,      7
"08/31/94",   103.659,   113.792,    4612,   118.352,      7
"09/30/94",   112.195,   113.501,    4615,   110.076,      7
"10/31/94",    97.561,   115.732,    4637,   109.952,      7
"11/30/94",   104.878,   111.892,    4653,   102.890,      7
"12/30/94",   107.317,   112.206,    4658,   106.503,      7
"01/31/95",    92.683,   112.835,    4648,   107.848,      7
"02/28/95",   100.000,   118.802,    4650,   112.275,      7
"03/31/95",   107.317,   122.325,    4644,   117.178,      7
"04/28/95",    97.561,   126.177,    4655,   120.577,      7
"05/31/95",    97.561,   129.432,    4654,   126.692,      7
"06/30/95",    87.805,   139.922,    4671,   128.133,      7
"07/31/95",   107.317,   150.207,    4690,   138.356,      7
"08/31/95",   104.878,   153.252,    4713,   135.003,      7
"09/29/95",   107.317,   156.777,    4709,   135.542,      7
"10/31/95",   112.195,   155.878,    4747,   132.315,      7
"11/30/95",   117.073,   159.538,    4779,   137.695,      7
"12/29/95",   117.073,   158.688,    4819,   135.853,      7
"01/31/96",   125.610,   159.470,    4809,   142.716,      7
"02/29/96",   134.146,   165.539,    4839,   148.712,      7
"03/29/96",   129.268,   166.088,    4878,   148.561,      7
"04/30/96",   151.220,   179.868,    4923,   154.890,      7
"05/31/96",   158.537,   188.126,    4981,   160.113,      7
"06/28/96",   163.415,   179.646,    5034,   161.128,      7
"07/31/96",   148.781,   163.650,    5066,   155.691,      7
"08/30/96",   153.659,   172.819,    5090,   156.493,      7
"09/30/96",   153.659,   186.037,    5096,   169.990,      7
"10/31/96",   153.659,   183.983,    5138,   163.082,      7
"11/29/96",   158.537,   195.356,    5180,   178.908,      7
"12/31/96",   143.902,   195.180,    5176,   172.893,      7

"01/31/97",   141.463,   209.053,    5161,   186.226,      7
"02/28/97",   151.220,   197.490,    5170,   194.706,      7
"03/31/97",   151.220,   184.596,    5168,   192.466,      7
"04/30/97",   162.195,   190.368,    5155,   194.310,      7
"05/30/97",   164.634,   211.941,    5148,   205.090,      7
"06/30/97",   160.976,   218.431,    5132,   213.927,      7
"07/31/97",   173.171,   241.488,    5127,   239.804,      7
"08/29/97",   215.854,   241.118,    5116,   223.789,      7
"09/30/97",   207.317,   255.384,    5106,   228.147,      7
"10/31/97",   210.976,   242.157,    5114,   211.895,      7
"11/28/97",   209.756,   243.370,    5130,   214.938,      7
"12/31/97",   202.439,   239.480,    5081,   219.585,      7

    Companies in the Self-Determined Peer Group;
       ALLEGHENY TELEDYNE INC           AMERICAN BUSINESS PRODS INC GA
       INGERSOLL RAND CO                MOORE CORP LTD
       NASHUA CORP                      STANLEY WORKS
       WALLACE COMPUTER SERVICES INC





                          INDEPENDENT AUDITORS

    Ernst & Young LLP was the Company's independent auditor for the fiscal year 1997. The Company has been advised by Ernst & Young that neither the firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent auditor and client. A representative of that firm might be present at the Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions from stockholders.


                        By Order of the Board of Directors


                                Stephen R. Kalette
                                    Secretary








                            FORM 10-K REPORT

    IN ADDITION TO ITS ANNUAL REPORT TO STOCKHOLDERS, THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. STOCKHOLDERS MAY OBTAIN A COPY WITHOUT EXHIBITS WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: STEPHEN R. KALETTE, SECRETARY, PUBCO CORPORATION, 3830 KELLEY AVENUE, CLEVELAND, OHIO 44114. COPIES OF EXHIBITS MAY BE OBTAINED AT $0.25 PER PAGE TO COVER THE COMPANY'S COSTS IN FURNISHING SUCH COPIES.

                                                             Appendix A

                            PUBCO CORPORATION
                        1998 EQUITY INCENTIVE PLAN

1.  PURPOSES.

    (a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) Rights to purchase Restricted Stock, and (v) Stock Appreciation Rights, all as defined below.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of and Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options,
(ii) Stock Bonuses or Rights to Purchase Restricted Stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b)  "BOARD" means the Board of Directors of the Company.

    (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e)  "COMPANY" means Pubco Corporation, a Delaware corporation.

    (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

    (g) "CONSULTANT" means any person, whether or not a Director, engaged by the Company or an Affiliatge to render consulting services and who is compensated for such services, other than by being paid solely a director's fee.

    (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means that the service of an individual to the Company, as an Employee or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

    (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (j)  "DIRECTOR" means a member of the Board.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

              (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, or such other part of The NASDAQ Stock Market for which selling prices are reported, the Fair Market Value of a share of common stock shall be the mean between the high and low sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (ii) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(iii) of the Plan.

    (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s)  "OPTION" means a stock option granted pursuant to the Plan.

    (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

    (u) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

    (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (w)  "PLAN" means this Pubco Corporation 1998 Equity Incentive Plan.

    (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company when discretion is being exercised with respect to the Plan.

    (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any Stock Bonus, any Right to Purchase Restricted Stock, and any Stock Appreciation Right.

    (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of any individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (bb) "STOCK BONUS" and "RIGHT TO PURCHASE RESTRICTED STOCK" mean rights granted under Section 7 of the Plan.

    (cc) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(i) of the Plan.

3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a Right to Purchase Restricted Stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

         (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (iii) To amend the Plan or a Stock Award as provided in Section
    14.

         (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and/or (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 200,000 shares of the Company's Common Stock, par value $.01 per share. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with
Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) Incentive Stock Options may be granted only to Employees and other Stock Awards may be granted only to Employees and Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a Right to Purchase Restricted Stock, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

    (c) Subject to Section 13, no person shall be eligible to be granted Options or Stock Appreciation Rights coverning more than 150,000 shares of stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, or such earlier time as set forth in the Option Agreement.

    (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pusuant to an assumption or substitution for another option in a manner satisfying the provisions of
Section 424(a) of the Code.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash, or (ii) at the discretion (determined at the time of grant) of the Board or the Committee, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion, or by written notice by the Optionee accepted by the Board. Notwithstanding the foregoing, the person to whom the Option is granted may, be delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) VESTING. Unless specifically stated otherwise in a particular Option, twenty-five percent (25%) of the Options in each Stock Award shall first become exercisable on the first anniversary of the Stock Award and twenty-five percent (25%) on each of the next three anniversaries. The total number of shares of stock subject to an Option may, but need not, be allotted in other periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) TERMINATION OF EMPLOYMENT. In the event an Optionee's Continuous Status as an Employee terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    Unless stated otherwise in the Option Agreement, if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Seciton 16(b) of the Exchange Act. Finally, unless stated otherwise in the Option Agreement, if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, during which the exercise of the Option would not be in violation of such registration requirements.

    (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

    (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the common stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% shareholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five
(5) years.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

    Each Stock Bonus or Restricted Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of Stock Bonus or Restrictred Stock Purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Restricted Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

    (a) PURCHASE PRICE. The purchase price under each Restricted Stock Purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less that eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

    (b) TRANSFERABILITY. Rights under a Stock Bonus or Restricted Stock Purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (d) VESTING. Shares of stock sold or awarded under this Section 7, may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

    (e) TERMINATION OF EMPLOYMENT. In the event a Participant's Continuous Status as an Employee terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or Restricted Stock Purchase agreement between the Company and such person.

8.  STOCK APPRECIATION RIGHTS.

    (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees of the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan.

         (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights may be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Stock Appreciation Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

         (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Stock Appreciation Rights may be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this
    Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Stock Appreciation Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Stock Appreciation Right pertains. The appreciation distribution payable on an exercised Concurrent Stock Appreciation Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Stock Appreciation Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Stock Appreciation Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Stock Appreciation Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

         (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Stock Appreciation Rights may be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Stock Appreciation Right shall not be greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Stock Appreciation Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Stock Appreciation Right, and with respect to which the holder is exercising the Independent Stock Appreciation Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Stock Appreciation Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Stock Appreciation Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Stock Appreciation Right.

9.  CANCELLATION AND RE-GRANT OF OPTIONS.

    The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii)the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% shareholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10. COVENANTS OF THE COMPANY.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Employee or Consultant, nor any person to whom a Stock Award is transferred in accordance with the Plan, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue acting as a Consultant, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's Bylaws and the provisions of the Delaware Law.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

    (b) In the event of: (i) a dissolution, liquidation or sale of substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or
(iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (A) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for

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those outstanding under the Plan, or (B) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees or Consultants, the time during which such Stock Awards may be vested shall be accelerated so that all such outstanding Stock Awards shall be immediately vested and the expiration of Stock Awards accelerated so that Stock Awards will terminate if not exercised prior to such event.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

         (i) Increase the number of shares reserved for Stock Awards under the Plan;

         (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or 162(m) of the Code); or

         (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

    (b) The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

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    (e)  The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective upon adoption by the Board, so long as the shareholders of the Company approve the Plan within twelve months after such effective date. No Stock Awards granted under the Plan shall be exercised unless and until the Plan has been so approved by the shareholders of the Company.
















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